Investment in Office Properties	12 Months Ended
Dec. 31, 2012
Investment in Office and Parking Properties [Abstract]
Investment in Office and Parking Properties
Investment in Office Properties

Included in investment in office properties at December 31, 2012 are 43 office properties located in nine states with an aggregate of 11.9 million square feet of leasable space.

The contract purchase price, excluding closing costs and other adjustments, of office properties or additional office property interests acquired during the year ended December 31, 2012 is as follows:

Cost
Market Location	(In thousands)
Charlotte, NC	$397,349
Houston, TX	123,750
Phoenix, AZ	170,300
Tampa, FL	69,591
$760,990

The Company's acquisitions are accounted for using the acquisition method.  The results of each acquired property are included in the Company's results of operations from their respective purchase dates.

Summary of Acquisitions

On January 11, 2012, Parkway Properties Office Fund II, LP ("Fund II") purchased The Pointe, a 252,000 square foot Class A office building in the Westshore submarket of Tampa, Florida.  The gross purchase price for The Pointe was $46.9 million and the Company's ownership share is 30%.  The Company's equity contribution of $7.0 million was funded through availability under the Company's senior unsecured revolving credit facility.

On February 10, 2012, Fund II purchased Hayden Ferry Lakeside II ("Hayden Ferry II"), a 300,000 square foot Class A+ office building located in the Tempe submarket of Phoenix, and directly adjacent to Hayden Ferry Lakeside I ("Hayden Ferry I"), which was purchased by Fund II in the second quarter of 2011.  The gross purchase price was $86.0 million and the Company's ownership share is 30%.  The Company's equity contribution of $10.8 million was initially funded through availability under the Company's existing senior unsecured revolving credit facility.  This investment completed the investment period of Fund II.

On June 6, 2012, the Company purchased Hearst Tower, a 972,000 square foot office tower located in the central business district in Charlotte, North Carolina.  The gross purchase price was $250.0 million.  The purchase of Hearst Tower was financed with proceeds received from the investment in the Company by TPG VI Pantera Holdings, L.P. ("TPG Pantera"), combined with borrowings on the Company's senior unsecured revolving credit facility.  For more information on TPG Pantera's investment see "Note L – Equity Offerings".

On August 31, 2012, the Company purchased a 2,500 space parking garage, a 21,000 square foot office building and a vacant parcel of developable land (collectively the "Hayden Ferry Lakeside III, IV, and V"), all adjacent to the Company's currently owned Hayden Ferry I and Hayden Ferry II assets in Tempe, Arizona.  The gross purchase price was $18.2 million on behalf of Fund II.  Fund II increased its investment capacity to pursue the purchase, and Parkway's share in this investment is 30%.  The Company equity contribution of $5.5 million was funded using the Company's revolving credit facility.

On November 15, 2012, the Company completed the purchase of Westshore Corporate Center, a 170,000 square foot office tower located in the Westshore submarket of Tampa, Florida, for a net purchase price of $22.7 million.  Westshore Corporate Center was built in 1989 and is a 12-story Class A building.  Simultaneous with closing, the Company assumed a $14.5 million non-recourse first mortgage, with a fixed interest rate of 5.8% and maturity date of May 1, 2015.  In accordance with GAAP, the mortgage was recorded at $15.6 million to reflect the value of the instrument based on a market interest rate of 2.5% on the date of purchase.

On December 6, 2012, the Company completed the purchase of 525 North Tryon, a 402,000 square foot office property located in the central business district of Charlotte, North Carolina, for a gross purchase price of $47.4 million.  The purchase of 525 North Tryon was financed with proceeds received from the Company's December 2012 common equity offering.

On December 20, 2012, the Company completed the purchase of Phoenix Tower, a 626,000 square foot office tower located in the Greenway Plaza submarket of Houston, Texas, for a gross purchase price of $123.8 million.  Phoenix Tower is a LEED® Gold Certified, 26-story, Class A office tower that sits atop an eight-story parking garage.  The initial purchase price of Phoenix Tower was financed with proceeds received from the Company's December 2012 common equity offering.  On February 20, 2013, the Company obtained an $80.0 million non-recourse first mortgage loan secured by Phoenix Tower.  The mortgage loan has a fixed interest rate of 3.9%, an initial 24-month interest only period and a maturity date of March 2023.

On December 21, 2012, the Company completed the purchase of Tempe Gateway, a 251,000 square foot office tower located in the Tempe submarket of Phoenix, Arizona, for a gross purchase price of $66.1 million.  The purchase of Tempe Gateway was financed with proceeds received from the Company's December 2012 common equity offering.

On December 31, 2012, the Company completed the purchase of NASCAR Plaza, a 390,000 square foot property located in the central business district of Charlotte, North Carolina for a gross purchase price of $99.9 million.  NASCAR Plaza was built in 2009 and is a 20-story, LEED® Silver Certified office tower.  The building was 87.5% occupied as of January 1, 2013.  The Company assumed the first mortgage secured by the property, which has a current outstanding balance of approximately $42.6 million with a current interest rate of 4.7% and a maturity date of March 30, 2016.  In accordance with GAAP, the mortgage was recorded at $43.0 million to reflect the value of the instrument based on a market interest rate of 3.4% on the date of purchase.

The allocation of purchase price related to tangible and intangible assets and liabilities and weighted average amortization period (in years) for each class of asset or liability for The Pointe, Hayden Ferry II, Hearst Tower, Hayden Ferry Lakeside III, IV and V, Westshore Corporate Center, 525 North Tryon, Phoenix Tower, Tempe Gateway and NASCAR Plaza is as follows (in thousands, except weighted average life):

	Amount	Weighted Average Life
Land	$43,600	N/A
Buildings	580,616	40
Tenant improvements	59,698	6
Lease commissions	21,207	6
Lease in place value	54,575	6
Above market leases	14,728	15
Below market leases	(18,979)	6
Other	3,001	3
Mortgage assumed	(58,694)	3

The allocation of purchase price for 525 North Tryon, Phoenix Tower, Tempe Gateway, and NASCAR Plaza is preliminary at December 31, 2012 due to the timing of when the office properties were purchased.

The unaudited pro forma effect on the Company's results of operations for the purchase of The Pointe, Hayden Ferry II, Hearst Tower, Hayden Ferry Lakeside III, IV and V, Westshore Corporate Center, 525 North Tryon, Phoenix Tower, Tempe Gateway and NASCAR Plaza as if the purchase had occurred on January 1, 2011 is as follows (in thousands, except per share data):

	Year Ended
	December 31
	2012	2011
Revenues	$274,698	$229,930
Net loss attributable to common stockholders	$(60,544)	$(162,291)
Basic net loss attributable to common stockholders	$(1.91)	$(7.55)
Diluted net loss attributable to common stockholders	$(1.91)	$(7.55)

Included in the Company's consolidated financial statements for the year ended December 31, 2012 were revenues and net income attributable to common stockholders from 2012 acquisitions of $32.0 million and $2.4 million, respectively.

On January 17, 2013, the Company purchased Tower Place 200, a 260,000 square foot office tower located in the Buckhead submarket of Atlanta, Georgia, for a gross purchase price of $56.3 million.  The purchase of Tower Place 200 was financed with borrowings on our unsecured credit facilities.  The building is unencumbered by debt.

On January 21, 2013, the Company entered into a purchase and sale agreement to acquire a portfolio of eight office properties totaling 1.0 million square feet located in the Deerwood submarket of Jacksonville, Florida for a gross purchase price of $130 million.  Parkway will own 100% of the portfolio and plans to place secured first financing on the properties, simultaneous with closing, totaling approximately 65% of the gross purchase price.  Closing is expected to occur by the end of the first quarter of 2013 and is subject to customary closing conditions, including completion of satisfactory due diligence.  Parkway intends to fund its share of equity with borrowings from its senior unsecured revolving credit facility.

Summary of Dispositions

During the year ended December 31, 2012, the Company completed a significant portion of its previously disclosed dispositions as part of its strategic objective of becoming a leading owner of high-quality office assets in higher growth markets in the Sunbelt region of the United States.  The Company entered into an agreement to sell 13 office properties totaling 2.7 million square feet owned by Fund I to its existing partner in the fund for a gross sales price of $344.3 million, of which $97.4 million was the Company's share.  As of December 31, 2011, the Company had completed the sale of nine of these 13 assets.  As of July 1, 2012, the Company had completed the sale of the remaining four Fund I assets.  The Company received approximately $14.2 million in net proceeds from the sales of the Fund I assets, and the proceeds were used to reduce amounts outstanding under its credit facilities.  Upon sale, the buyer assumed a total of $292.0 million in mortgage loans, of which $82.4 million was Parkway's share.

  Additionally, during the year ended December 31, 2012, the Company completed the sale of 15 properties included in its strategic sale of a portfolio of non-core assets, for a gross sales price of $147.7 million, generating net proceeds of approximately $94.3 million, with the buyer assuming $41.7 million in mortgage loans upon sale, of which $31.9 million was Parkway's share.  The 15 assets that were sold included five assets in Richmond, Virginia, four assets in Memphis, Tennessee, and six assets in Jackson, Mississippi.

The Company completed the sale of four additional assets during the year ended December 31, 2012, including the sale of 111 East Wacker, a 1.0 million square foot office property located in Chicago, Illinois, the Wink building, a 32,000 square foot office property in New Orleans, Louisiana, Sugar Grove, a 124,000 square foot office property in Houston, Texas, and Falls Pointe, a 107,000 square foot office property located in Atlanta, Georgia owned by Fund II for an aggregate gross sales price of $168.8 million.  The Company received approximately $14.8 million in aggregate net proceeds from these sales, which were used to reduce amounts outstanding under its revolving credit facility and to fund subsequent acquisitions.  In connection with the sale of 111 East Wacker, the buyer assumed a $147.9 million mortgage loan upon sale.

On March 20, 2013, the Company sold Atrium at Stoneridge, a 108,000 square foot office property located in Columbia, South Carolina, for a gross sales price of $3.1 million and recorded a gain of $542,000 during the first quarter 2013.  The Company received $3.0 million in net proceeds from the sale, which was used to reduce amounts outstanding under the Company's senior unsecured revolving credit facility.

On July 10, 2013, the Company sold two office properties, Waterstone and Meridian, totaling 190,000 square feet located in Atlanta, Georgia, for a gross sales price of $10.2 million and recorded an impairment loss of $4.6 million during the second quarter of 2013 related to the sale of these assets. The Company received $9.5 million in net proceeds from the sale, which was used to reduce amounts outstanding under the Company's senior unsecured revolving credit facility.

On July 17, 2013, the Company sold Bank of America Plaza, a 436,000 square foot office property located in Nashville, Tennessee, for a gross sales price of $42.8 million and recorded a gain of approximately $11.5 million during the third quarter of 2013. The Company received $40.8 million in net proceeds from the sale, which was used to reduce amounts outstanding under the Company's revolving credit facilities.

Contractual Obligations and Minimum Rental Receipts

Obligations for tenant improvement allowances and lease inducement costs for leases in place and commitments for building improvements at December 31, 2012 are as follows (in thousands):

2013	$4,754
2014	452
2015	—
2016	32
2017	—
Thereafter	272
Total	$5,510

Minimum future operating lease payments for various equipment leased at the office properties is as follows for operating leases in place at December 31, 2012 (in thousands):

2013	$315
2014	155
2015	59
2016	25
2017	13
Thereafter	2
Total	$569

The following is a schedule by year of future minimum rental receipts under noncancelable leases for office buildings owned at December 31, 2012 (in thousands):

2013	$220,198
2014	205,401
2015	187,702
2016	159,381
2017	124,827
Thereafter	353,797
Total	$1,251,306

The following is a schedule by year of future minimum ground lease payments at December 31, 2012 (in thousands):

2013	$266
2014	267
2015	347
2016	268
2017	268
Thereafter	14,923
Total	$16,339

At December 31, 2012, Fund II owned Corporate Center Four in Tampa, Florida that is subject to a ground lease.  The lease has a remaining term of approximately 68 years with an expiration date of December 2080. Payments consist of a stated monthly amount that adjusts annually and a development rental rate that is fixed through August 2015.  The development rent rate is $0.40 per gross floor foot area through August 2015 and is subject to increase every 5 years thereafter at the lesser of 10% or the CPI percentage increase for all urban consumers.

At December 31, 2012, the Company owned Westshore Corporate Center in Tampa, Florida that is subject to a ground lease.  The lease has a remaining term of approximately 22 years with an expiration date of October 2034.  Payments consist of a stated monthly amount that adjusts annually through the expiration date.

At December 31, 2012, the Company owned NASCAR Plaza in Charlotte, North Carolina that is subject to a ground lease.  The lease has a remaining term of approximately 93 years with an expiration date of December 2105.  Payments consist of a stated monthly amount through the expiration date.